 <
Summary Prospectus Supplement dated May 31, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, Investor and Institutional Class shares of the Fund listed below:
Invesco Income Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in each prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Chuck Burge	Portfolio Manager	2009
John Craddock	Portfolio Manager	2010
Peter Ehret	Portfolio Manager	2006
Darren Hughes	Portfolio Manager	2006”